Asset Retirement Obligations	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Asset Retirement Obligations	ASSET RETIREMENT OBLIGATIONS

	December 31, 2021	December 31, 2020
Balance, beginning of year	$760,383	$667,974
Liabilities incurred	14,845	15,189
Liabilities settled	(6,662)	(7,168)
Liabilities acquired from property acquisitions	249	—
Liabilities divested	(3,161)	(721)
Property swaps	(4,113)	(525)
Accretion (note 15)	12,381	8,978
Government grants(1)	(2,857)	(2,128)
Change in estimate	(9,686)	(12,771)
Changes in discount rates and inflation rates(2)	(17,381)	92,576
Foreign currency translation	(315)	(1,021)
Balance, end of year	$743,683	$760,383
Less current portion of asset retirement obligations	11,080	11,820
Non-current portion of asset retirement obligations	$732,603	$748,563
(1)During 2021, Baytex recognized $2.9 million of non-cash other income and a reduction in asset retirement obligations related to government grants provided by the Government of Alberta and the Government of Saskatchewan ($2.1 million in 2020).
(2)The discount and inflation rates at December 31, 2021 were 1.7% and 1.8% respectively (December 31, 2020 - 1.2% and 1.5%).

At December 31, 2021, the undiscounted amount of estimated cash flows required to settle the asset retirement obligations is $721.7 million (December 31, 2020 - $721.0 million). The discounted amount of estimated cash flow required to settle the asset retirement obligations at December 31, 2021, calculated using an estimated inflation rate of 1.8% (December 31, 2020 - 1.5%) and a risk free discount rate of 1.7% (December 31, 2020 - 1.2%), is $743.7 million (December 31, 2020 - $760.4 million). These costs are expected to be incurred over the next 60 years.